UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 9, 2024
(Date of earliest event reported)

BBCMS Mortgage Trust 2024-C26
(Central Index Key Number 0002020017)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)
(Exact name of sponsor as specified in its charter)

Bank of Montreal
(Central Index Key Number 0000927971)
(Exact name of sponsor as specified in its charter)

UBS AG

(Central Index Key Number 0001685185)

(Exact name of sponsor as specified in its charter)

Bank of America, National Association
(Central Index Key Number 0001102113)

(Exact name of sponsor as specified in its charter)

Argentic Real Estate Finance 2 LLC

(Central Index Key Number 0001968416)
(Exact name of sponsor as specified in its charter)

LMF Commercial, LLC

(Central Index Key Number 0001592182)
(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC

(Central Index Key Number 0001548405)
(Exact name of sponsor as specified in its charter)

German American Capital Corporation

(Central Index Key Number 0001541294)

(Exact name of sponsor as specified in its charter)

Ladder Capital Finance, LLC

(Central Index Key Number 0001541468)

(Exact name of sponsor as specified in its charter)

KeyBank National Association

(Central Index Key Number 0001089877)
(Exact name of sponsor as specified in its charter)

BSPRT CMBS Finance, LLC

(Central Index Key Number 0001722518)
(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-276033-01	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 412-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.	Other Events.

On May 9, 2024, Barclays Capital Inc. (“Barclays”), SG Americas Securities, LLC (“SGAS”), BMO Capital Markets Corp. (“BMO Capital Markets”), UBS Securities LLC (“UBS Securities”), BofA Securities, Inc. (“BofA Securities”), Deutsche Bank Securities Inc. (“DBSI”), KeyBanc Capital Markets Inc. (“KeyBanc”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with Barclays, SGAS, BMO Capital Markets, UBS Securities, BofA Securities, DBSI, KeyBanc and Academy, the “Underwriters”) entered into an agreement with the Registrant and Barclays Capital Holdings Inc. (“BCHI”), dated as of May 9, 2024 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on May 23, 2024 (the “Closing Date”). The Public Certificates will have an aggregate initial principal amount of $724,190,000.

The Registrant also entered into an agreement to sell the Private Certificates, having an aggregate initial principal amount of $86,092,761, to Barclays, SGAS, BMO Capital Markets, UBS Securities, BofA Securities, DBSI, KeyBanc, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of May 9, 2024 (the “Certificate Purchase Agreement”), among the Registrant, BCHI and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On the Closing Date, Barclays Commercial Mortgage Securities LLC (the “Depositor”) will cause the issuance of the BBCMS Mortgage Trust 2024-C26, Commercial Mortgage Pass-Through Certificates, Series 2024-C26 (the “Certificates”), pursuant to a pooling and servicing agreement, dated and effective as of May 1, 2024, an executed version of which is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Registrant, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class S and Class R Certificates (the “Private Certificates”).

Several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Phoenix Industrial Portfolio XI	4.8	N/A
Westwood Gateway II	4.9	N/A(1)

Arundel Mills and Marketplace	4.10	4.2
Rhino Portfolio 3	4.11	4.3
Fayette Pavilion	4.12	4.4
Woodfield Mall	4.13	4.5
Weatherford Ridge	4.14	N/A
Danbury Fair Mall	4.15	4.4
Euclid Apartments	4.16	4.6(1)
RTL Retail Portfolio	4.17	4.7
Medlock Crossing	4.18	4.4
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement or related pooling and servicing agreement, as applicable, until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

Wells Fargo Bank, National Association has appointed KeyBank National Association (“KeyBank”) as a subservicer with respect to one (1) Mortgage Loan, representing approximately 1.0% of the initial pool balance, pursuant to that certain Primary Servicing Agreement, dated as of May 1, 2024 and attached hereto as Exhibit 4.19, by and between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer, the terms of which agreement are described in the Depositor’s Prospectus dated May 9, 2024 and as filed with the Securities and Exchange Commission on May 13, 2024 (the “Prospectus”) under “Transaction Parties—The Primary Servicer—Summary of the KeyBank Primary Servicing Agreement”.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2024-C26 (the “Issuing Entity”), a common law trust fund to be formed on May 23, 2024 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 46 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans will be acquired by the Registrant from (i) Barclays Capital Real Estate Inc. (“BCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of May 23, 2024, among the Registrant, BCHI and BCRE (the “Barclays Mortgage Loan Purchase Agreement”), (ii) Societe General Financial Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of May 23, 2024, among the Registrant, Société Générale and SGFC, (iii) Bank of Montreal (“BMO”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of May 23, 2024, between the Registrant and BMO (the “BMO Mortgage Loan Purchase Agreement”), (iv) UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of May 23, 2024, between the Registrant and UBS AG (the “UBS AG Mortgage Loan Purchase Agreement”), (v) Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of May 23, 2024, between the Registrant and BANA (the “BANA Mortgage Loan Purchase Agreement”), (vi) Argentic Real Estate Finance 2 (“AREF2”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated and effective as of May 23, 2024, between the Registrant and AREF2 (the “AREF2 Mortgage Loan Purchase Agreement”), (vii) LMF Commercial, LLC (“LMF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated and effective as of May 23, 2024, between the Registrant and LMF (the “LMF Mortgage Loan Purchase Agreement”), (viii) Starwood Mortgage Capital LLC (“Starwood”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.8 and dated and effective as of May 23, 2024, between the Registrant and Starwood (the “Starwood Mortgage Loan Purchase Agreement”), (ix) German American Capital Corporation (“GACC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.9 and dated and effective as of May 23,

2024, between the Registrant and GACC (the “GACC Mortgage Loan Purchase Agreement”), (x) Ladder Capital Finance LLC (“LCF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.10 and dated and effective as of May 23, 2024, among the Registrant, LCF and Ladder Capital Corp. (the “LCF Mortgage Loan Purchase Agreement”), (xi) KeyBank pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.11 and dated and effective as of May 23, 2024, between the Registrant and KeyBank (the “KeyBank Mortgage Loan Purchase Agreement”) and (xii) BSPRT CMBS Finance, LLC (“BSP”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.12 and dated and effective as of May 23, 2024, among the Registrant, BSP and Franklin BSP Realty Trust, Inc.

The Public Certificates and the Mortgage Loans are more particularly described in the prospectus, dated May 9, 2024 (the “Prospectus”) and as filed with the Securities and Exchange Commission on May 13, 2024. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of May 9, 2024.

The related registration statement (file no. 333-276033) was originally declared effective on April 12, 2024.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of May 9, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., SG Americas Securities, LLC, BMO Capital Markets Corp., UBS Securities LLC, BofA Securities, Inc., Deutsche Bank Securities Inc., KeyBanc Capital Markets Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and Barclays Capital Holdings Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of May 1, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated and effective as of December 1, 2023, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of February 1, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of March 1, 2024, among BMO Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as a master servicer, Rialto Capital Advisors, LLC, as a special servicer, National Cooperative Bank, N.A., solely with respect to the NCB mortgage loans, as a master servicer and as a special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, Citibank N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of December 1, 2023, among BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisorand as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee.

Exhibit 4.6	Pooling and Servicing Agreement, dated as of May 1, 2024, among BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee.
Exhibit 4.7	Pooling and Servicing Agreement, dated and effective as of November 1, 2023, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.8	Agreement Between Note Holders, dated as of April 19, 2024, by and between UBS AG, as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder and Note A-4 Holder.
Exhibit 4.9	Agreement Between Note Holders, dated as of April 26, 2024, by and between Bank of America, N.A., as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder and Note A-4 Holder.
Exhibit 4.10	Agreement Between Note Holders, dated as of October 5, 2023, by and between Wells Fargo Bank, National Association, as Note A-1-1 Holder, Note A-1-2 Holder, Note A-1-3 Holder, and Note A-1-4 Holder, Societe Generale Financial Corporation, as Note A-2-1 Holder, Note A-2-2 Holder, Note A-2-3 Holder, and Note A-2-4 Holder, DBR Investments Co. Limited, as Note A-3-1 Holder, Note A-3-2 Holder, Note A-3-3 Holder, Note A-3-4 Holder, and Note A-3-5 Holder, and Citi Real Estate Funding Inc., as Note A-4-1 Holder, Note A-4-2 Holder, and Note A-4-3 Holder.
Exhibit 4.11	Agreement Between Note Holders, dated as of December 19, 2023, by and between Barclays Capital Real Estate Inc., as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder and Initial Note A-5 Holder, and Bank of America, N.A., as Initial Note A-6 Holder and Initial Note A-7 Holder.
Exhibit 4.12	Co-Lender Agreement, dated as of February 8, 2024, by and among Starwood Mortgage Capital LLC, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder and Initial Note A-5 Holder.
Exhibit 4.13	Agreement Between Note Holders, dated as of November 22, 2023, by and among Bank of Montreal, Initial BMO Note A Holder, Barclays Capital Real Estate Inc., as Initial Barclays Note A Holder, Bank of America, N.A., as Initial BANA Note A Holder, Bank of Montreal, as Initial Note B-1 Holder, Bank of Montreal, as Initial Note B-2 Holder, and Bank of Montreal, as Initial Note B-3 Holder.
Exhibit 4.14	Co-Lender Agreement, dated as of April 9, 2024, by and between Bank of Montreal, as Initial Note A-1 Holder and Initial Note A-2 Holder.
Exhibit 4.15	Co-Lender Agreement, dated as of March 14, 2024, by and among Goldman Sachs Bank USA, as Initial GS Note Holder, Bank of Montreal, as Initial BMO Note Holder and Morgan Stanley Bank, N.A., as Initial MS Note Holder.
Exhibit 4.16	Co-Lender Agreement, dated as of January 31, 2024, between LMF Commercial, LLC, as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder, Note A-4 Holder and Note A-5 Holder.

Exhibit 4.17	Agreement Between Note Holders, dated as of August 30, 2023, by and between Barclays Capital Real Estate Inc., Societe Generale Financial Corporation, KeyBank National Association and Bank of Montreal.
Exhibit 4.18	Co-Lender Agreement, dated as of February 8, 2024, between LMF Commercial, LLC as Note A-1 Holder and Note A-2 Holder.
Exhibit 4.19	Primary Servicing Agreement, dated as of May 1, 2024, by and between Wells Fargo Bank, National Association and KeyBank National Association.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 9, 2024.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of May 23, 2024, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc., and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of May 23, 2024, among Societe Generale Financial Corporation, as seller, Société Générale, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of May 23, 2024, between Bank of Montreal, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of May 23, 2024, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of May 23, 2024, between Bank of America, National Association, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective as of May 23, 2024, between Argentic Real Estate Finance 2 LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.7	Mortgage Loan Purchase Agreement, dated and effective as of May 23, 2024, between LMF Commercial, LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.8	Mortgage Loan Purchase Agreement, dated and effective as of May 23, 2024, between Starwood Mortgage Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.9	Mortgage Loan Purchase Agreement, dated and effective as of May 23, 2024, between German American Capital Corporation, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.10	Mortgage Loan Purchase Agreement, dated and effective as of May 23, 2024, among Ladder Capital Finance LLC, as seller, Ladder Capital Crop. and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.11	Mortgage Loan Purchase Agreement, dated and effective as of May 23, 2024, between KeyBank National Association, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.12	Mortgage Loan Purchase Agreement, dated and effective as of May 23, 2024, among BSPRT CMBS Finance, LLC, as seller, Franklin BSP Realty Trust, Inc. and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 9, 2024	Barclays Commercial Mortgage Securities LLC
(Registrant)

	By:	/s/ Larry Kravetz
		Name:	Larry Kravetz
		Title:	Authorized Signatory

BBCMS 2024-C26: FORM 8-K